UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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Thirdline Real Estate Income Fund

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THIRDLINE REAL ESTATE INCOME FUND

c/o UMB Fund Services, Inc

235 West Galena Street

Milwaukee, Wisconsin 53212

SPECIAL MEETING OF SHAREHOLDERS

September 11, 2026

Important Voting Information Inside!

TABLE OF CONTENTS

Letter from the President	1
Notice of Special Meeting of Shareholder	2
Proxy Statement	3
Proposal 1: Election of Two New Trustees	5
Proposal 2: To Approve an Investment Advisory Agreement	13
Outstanding Shares and Voting Requirements	19
Information on the Operation of the Fund and its Service Providers	19
Additional Voting Information	20
Principal Shareholders	21
Trustees’ Ownership of Fund Shares	21
Other Matters	22
Exhibit A: Audit Committee Charter	23
Exhibit B: Nominating and Corporate Governance Charter	28
Exhibit C: Form of New Investment Advisory Agreement	31
Exhibit D: Form of Proxy Card	42

LETTER FROM THE PRESIDENT

THIRDLINE REAL ESTATE INCOME FUND

c/o UMB Fund Services, Inc

235 West Galena Street

Milwaukee, Wisconsin 53212

August 14, 2026

Dear Shareholder,

I am writing to inform you of an upcoming Special Meeting of the shareholders of the Thirdline Real Estate Income Fund (the “Fund”), to be held at 10:30 a.m., Central time, on Friday, September 11, 2026, at the offices of UMB Fund Services, Inc, 25 West Galena Street, Milwaukee, Wisconsin 53212. The Special Meeting is being held to seek shareholder approval of the following proposals (the “Proposals”) discussed below and in the accompanying Proxy Statement.

PROPOSAL 1: To elect Jill Guess and Paulo Aguilar to the Board of Trustees (collectively, the “Nominees”);

PROPOSAL 2: To approve an investment advisory agreement between Northmarq Fund Management, LLC (“NFM”) and the Trust, on behalf of the Fund (the “New Agreement”). No fee increase will result from approving this proposal; and

PROPOSAL 3: To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

If you are a shareholder of record as of the close of business on August 11, 2026 (the “Record Date”), you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card, voting by telephone, or voting using the internet.

The attached Proxy Statement provides additional information about the Proposals and the voting process for shareholders. The Board asks that you read it carefully and vote FOR the Proposals. Please return your proxy card in the postage-paid envelope as soon as possible. You also may vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy card to use these methods of voting.

We appreciate your consideration of these important proposals. Thank you for investing in the Fund and for your continued support.

Sincerely,

/s/Charles Hutchens

Charles Hutchens

President

Thirdline Real Estate Income Fund

THIRDLINE REAL ESTATE INCOME FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on September 11, 2026

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of Thirdline Real Estate Income Fund will be held at the offices of UMB Fund Services, Inc, 25 West Galena Street, Milwaukee, Wisconsin 53212, on September 11, 2026, at 10:30 a.m., Central time, to consider and vote on the following matters:

PROPOSAL 1: To elect Jill Guess and Paulo Aguilar to the Board of Trustees (collectively, the “Nominees”);

PROPOSAL 2: To approve an investment advisory agreement between Northmarq Fund Management, LLC (“NFM”) and the Trust, on behalf of the Fund (the “New Agreement”). No fee increase will result from approving this proposal; and

PROPOSAL 3: To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Trustees recommends you vote FOR each Proposal identified in this Proxy Statement. Shareholders of record at the close of business on August 11, 2026 are entitled to notice of and to vote at this meeting or any adjournment thereof. A copy of the Proxy Statement is available to you at https://vote.proxyonline.com/Thirdline/docs/proxy.pdf. Information on how to vote can be obtained by calling (800) 622-1569. Representatives are available Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern time.

By order of the Board of Trustees,

/s/Lawrence Eiben
Lawrence Eiben
Secretary

August 14, 2026

Please execute the enclosed proxy card and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting. You may also vote your shares via the Internet or by Phone. Please see your proxy card for information on how to vote your shares via the Internet or telephone.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 11, 2026

The Notice of Special Meeting of Shareholders, proxy statement and form of proxy are available on the Internet at https://vote.proxyonline.com/Thirdline/docs/proxy.pdf.

THIRDLINE REAL ESTATE INCOME FUND

SPECIAL MEETING OF SHAREHOLDERS OF

THIRDLINE REAL ESTATE INCOME FUND

To Be Held on September 11, 2026

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Thirdline Real Estate Income Fund (“the Trust”) of proxies for use at the special meeting of shareholders of Thirdline Real Estate Income Fund (the “Fund”) or at any adjournment thereof. The principal address of the Fund is 1810 MacTavish Ave, Richmond, Virginia 23230. This proxy statement was first mailed to shareholders on or about August 14, 2026.

The purpose of the meeting is to consider the election of two new trustees and the approval of an investment advisory agreement between the Trust and Northmarq Fund Management, LLC (“NFM”) with respect to the Fund. At a meeting of the Board of Trustees (the “Board”) of the Trust held on July 29, 2026, the Board reviewed and nominated the two trustee nominees for election and approved a new investment advisory agreement (the “New Agreement”) between NFM, and the Trust on behalf of the Fund, which are both subject to shareholder approval.

NFM is a Securities and Exchange Commission registered investment advisory firm that has been in business since 2002 with approximately $534 million under management. NFM is part of the Pohland Companies. The Pohlad Companies, LLC function as a family office investing in such things as commercial real estate, robotics and automation, consumer products, healthcare, energy, logistics and distribution, food and beverage, and sports and entertainment. NFM provides investment management services to U.S. collective investment vehicles that invest in various forms of real estate related investments. NFM has entered into an agreement with Thirdline where it will acquire all the outstanding interests of Thirdline, pending shareholder approval of Proposal 2 (the “Transaction”). NFM believes the Transaction will allow it to further expand its investment management business into the registered fund business. NFM has committed to retaining Charles Hutchens, the Fund’s current portfolio manager, as portfolio manager to the Fund. Mr. Hutchens has been managing the Fund since its inception and will continue in that role pending your approval of Proposal 2. In addition, NFM has agreed to keep the Fund’s management fee the same and has agreed to extend the Fund’s fee waiver agreement. This means no fee increase for you as a shareholder of the Fund.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

The Fund has retained EQ Fund Solutions, 28 Liberty Street, 53rd Floor, New York, New York 10005 to solicit proxies for the Meeting. EQ is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services coupled with the legal fees associated with preparing the proxy materials is approximately $23,000, and will be paid by Thirdline Capital Management, LLC.

In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Fund without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. The Fund will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL 1:

ELECTION OF TRUSTEES

The Board unanimously recommends that the shareholders of the Fund elect Jill Guess and Paulo Aguilar to serve as Trustees of the Trust.

Background

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that shareholders elect a fund’s trustees under certain circumstances. As a general matter, a board of trustees may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of the trustees have been elected by shareholders. If at any time less than a majority of a fund’s trustees have been elected by fund shareholders, the fund must immediately call a meeting of shareholders to elect trustees.

The Board currently consists of five individuals (Charles C. Hutchens, Lawrence S. Eiben, Laura R. Markley, Jonathan F. Wilson and Joseph W. McDonald), three of whom (Messrs. Wilson and McDonald and Ms. Markley) are not “interested persons” (as defined under the 1940 Act) of the Fund, the Fund’s current and proposed investment advisor, or distributor (“Independent Trustees”). Each of the current trustees was elected by the Fund’s initial shareholder in August 2021.

As part of the ongoing discussions regarding Proposal 2, Mr. Wilson, Ms. Markley and Mr. Eiben have indicated that they intend to step down from the Board (individually a “Resigning Trustee” or collectively, the “Resigning Trustees”). Since Ms. Markley and Mr. Wilson joined the Board of Trustees in 2021 their personal work commitments have continued to become more demanding on their time, making it more difficult for them to continue providing the same high-quality service to the Fund. Ms. Markley and Mr. Wilson have agreed to remain on the Board until their replacements have been duly elected by shareholders.

Mr. Eiben intends to step down as an Interested Trustee upon the approval of the Proposals. Mr. Eiben’s decision to step down is to ensure the Board complies with the requirements of Section 15(f) of the 1940 Act, which calls for, in part, that at least 75% of the Trust’s Board be considered Independent Trustees. Assuming the Proposals are approved by shareholders, Mr. Eiben will step down as an Interested Trustee and the Board will consist of three Independent Trustees (Messrs. McDonald and Aguilar and Ms. Guess) and one Interested Trustee (Mr. Hutchens)

At a Board meeting held on July 29, 2026, the Trustees, including all the Independent Trustees, acting on the recommendation of the Trust’s Nominating Committee, nominated for election Jill Guess and Paulo Aguilar to serve on the Board of Trustees of the Trust. Each Nominee was nominated by the Trust’s Nominating Committee to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Nominee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Ms. Guess has over 40 years of experience in the investment/financial services industry, including more than 20 years advising alternative strategies and private investments, and brings extensive investment management knowledge to the Board of Trustees. Mr. Aguilar, who is a Chartered Financial Analyst, has over 14 years of experience researching and investing in real estate related investments as well as experience in providing distribution services to a registered interval fund.

The Fund’s shareholders are being asked to vote for the election of each of the Nominees at this Special Meeting. If elected, the Nominees will join Charles C. Hutchens and Joseph W. McDonald, both shareholder elected standing members of the Trust’s Board of Trustees, and each of them will hold office until the appointment and/or election and qualification of his or her successor, if any, or until he or she sooner dies, resigns, retires or is removed as provided in the Trust’s governing documents.

Trustee Nominee Qualifications

The Nominating and Corporate Governance Committee of the Board is responsible for identifying, evaluating and recommending candidates for service on the Board. In assessing potential Trustee candidates, the Nominating and Corporate Governance Committee reviews such candidates’ experience, qualifications, attributes and skills, taking a variety of factors into account. Trustees selected to serve on the Board are expected to demonstrate, among other characteristics, an ability to think and act independently, the capacity to work in a collegial manner with others, and notable or significant achievement and are expected to possess senior-level business, management or regulatory experience that would benefit the Fund.  In addition to considering whether an individual Trustee candidate meets the Nominating Committee’s established criteria, the Nominating Committee may also consider the current composition of the Board and the interplay of a candidate’s individual experiences, lifestyle, education, skills, economic circumstances, background and other qualities and attributes with those of the other Board members.  The following is a summary of the information that led to the conclusion that each Independent Trustee Nominee should serve as a Trustee:

Independent Trustees/Nominees

Jill Guess, CAIA – Ms. Guess has recently retired. Prior to her retirement, she was Director of Alternative Investments at Apollon Wealth Management, LLC from January 2022 through June 2026, where she was responsible for sourcing and evaluating alternative investment strategies for the firm. From January 2010 through January 2022, she served as Director of Research at Prism Advisory Group, LLC, where she was responsible for sourcing and evaluating investment options for the firm and served as co-portfolio manager of a private alternatives fund. From December 1996 through December 2009, she served as a Senior Analyst for Blue Horizon Investment Advisors where she worked to construct investment portfolios for their client base.

Paulo Aguilar, CFA, CAIA – Mr. Aguilar is the Co-Founder, Partner & Senior Investment Advisor of Wealthstone Group, a wealth management firm focused on providing investment and financial guidance for successful business owners, real estate investors and affluent individuals. Mr. Aguilar specializes in tax-efficient exit planning for real estate and business owners. Prior to his co-founding Wealthstone Group in 2024, he served as Director at Revitate from May 2022 through December 2023, where he led the firm’s marketing and fundraising efforts for their real estate and private equity funds. From May 2017 through May 2022, he served as Vice President for Inland Securities Corporation where he was responsible for distributing Regulation D offerings, DST-1031 exchanges, qualified opportunity funds and equity and mortgage REITs.

Following is a list of the Nominees/Trustees of the Trust and their principal occupation over the last five years.

INTERESTED TRUSTEE

Name, Address(1) and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee
Charles C. Hutchens (1980)	Interested Trustee; President, Chief Executive Officer and Secretary	Since August 2021 as President and Chief Executive Officer; Secretary since 2026	Owner Thirdline Capital Management, LLC, the investment adviser to the Fund from February 2021 to present; Co-Manager and Member of 5950 Harbour Lane, LLC from November 2022 to present; Member and Co-Manager of 590 Harbour Lane Manage, LLC from November 2022 to present; Co-Manager and Member of 5950 Investors, LLC from May 2023 to present; From 2005 to 2021 Mr. Hutchens worked at The Holladay Corporation, a commercial real estate development and investment firm, where he began as an Analyst, advanced to Director of Development and Acquisitions and completed his tenure in the role of Vice President.	1

INDEPENDENT TRUSTEE/NOMINEES AND TRUST OFFICERS WHO ARE NOT TRUSTEES

Name, Address(1) and Year of Birth	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex (2) Overseen by Trustee
Joseph W. McDonald (1981)	Trustee	Indefinite Term; Since August 2021	Head of Business Development and a Partner at Persevere Capital, a firm focused on privately funded real estate credit strategies, since June 2023. From June 2018 to June 2023, Mr. McDonald served in a business development role Persevere Capital.	1
Jill Guess (1960)	Nominee – Trustee	Indefinite Term; N/A	Retired. Prior to retirement in 2026, served as Director of Alternative Investments at Apollon Wealth Management, LLC from January 2022 through June 2026, where she was responsible for sourcing and evaluating alternative investment strategies for the firm. From January 20210 through January 2022, she served as Director of Research at Prism Advisory Group, LLC, where she was responsible for sourcing and evaluating investment options for the firm and served as co-portfolio manager of private alternatives fund. From December 1996 through December 2009, she served as a Senior Analyst for Blue Horizon Investment Advisors where she worked to construct investment portfolios for their broad client base.	N/A
Paulo Aguilar (1986)	Nominee – Trustee	Indefinite Term; N/A	Co-Founder, Partner & Senior Investment Advisor of Wealthstone Group, a wealth management firm focused on providing investment and financial guidance for successful business owners, real estate investors and affluent individuals. Prior to his co-founding Wealthstone Group in 2024, he served as Director at Revitate from May 2022 through December 2023, where is lead marketing and fundraising efforts for the firm’s real estate and private equity funds by developing relationships with registered investment advisers, single and multi-family offices and institutions. From May 2017 through May 2022 he served as Vice President for Inland Securities Corporation where he was responsible for distributing Regulation D offerings, DST-1031 exchanges, qualified opportunity funds and equity and mortgage REITs.	N/A
Jack Hetzer Year of Birth: 1994*	Treasurer	Indefinite Term; Since 2026	Senior Associate at Thirdline Capital Management, LLC from January 2023 to present; Senior - Financial Due Diligence KPMG US from August 2019 to February 2023; and Associate – Accounting Advisory Services KPMG US from August 2019 to March 2020.	N/A
Charles Black Year of Birth: 1979	Chief Compliance Officer	Indefinite; Since September 2022	Managing Director and Head of Compliance Services (February 2023 - present); Vice President and Chief Services Officer (April 2021 - February 2023); and was Director of Compliance Services (November 2019 - March 2021) at CCO Technology, LLC (d/b/a Joot).	N/A

(1)	The address of each trustee and officer is c/o Thirdline Real Estate Income Fund, 1810 MacTavish Ave, Richmond, Virginia 23230.
(2)	The Fund Complex includes only the Fund.
(3)	Trustee who is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Investment Adviser.
*	Mr. Hetzer will replace Mr. Eiben as Treasurer, Principal Accounting Officer and Principal Financial Officer upon the approval of the Proposals.

Trustee Compensation.   The following table shows information regarding the compensation received by the Independent Trustees for the fiscal year ended March 31, 2026. Independent Trustees receive a fee of $1,500 for each regular quarterly Board meeting attended, $375 for any special Board meetings attended, and $1,500 annual retainer for serving as a Trustee. No compensation is paid by the Fund to Trustees that are interested persons of the Fund’s investment adviser (as determined under the 1940 Act). In all cases, no pension or retirement benefits accrued as part of the Fund’s expenses.

Name of Trustee/Nominee**	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex
Joseph W. McDonald / Independent Trustee	$7,500	$0	$0	$7,500
Jill Guess / Independent Trustee Nominee*	N/A	$0	$0	N/A
Paulo Aguilar / Independent Trustee Nominee *	N/A	$0	$0	N/A

*	Ms. Guess and Mr. Aguilar are new Trustee/Nominees to the Board, so they did not serve as Trustees during the year.
**	Ms. Markley, Mr. Wilson and Mr. Eiben are not included in the table because each intends to step down as a trustee following approval of Proposal 1. For the fiscal year ended March 31, 2026, Ms. Markley and Mr. Wilson each received $7,500 for their services as an Independent Trustee to the Fund. Mr. Eiben is considered an Interested Trustee and did not receive any compensation for his service as a Trustee.

Name of Trustee/ Nominee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex
Charles C. Hutchens / Interested Trustee	$0	$0	$0	$0

Trustee/Nominee Share Ownership

The table below shows for each Trustee/Nominee, the amount of Fund equity securities beneficially owned by each Trustee/Nominee, and the aggregate value of all investments in equity securities of the Fund, as of December 31, 2025, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

INDEPENDENT TRUSTEE/NOMINEES

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee Nominee in the Family of Investment Companies
Joseph W. McDonald / Independent Trustee	None	None
Jill Guess / Independent Trustee Nominee	None	None
Paulo Aguilar/Independent Trustee Nominee	None	None

As of the Record Date, Messrs. Wilson and Eiben, both Resigning Trustees, owned over $100,000 of shares of the Fund and Ms. Markley, another Resigning Trustee, did not own any shares of the Fund.

INTERESTED TRUSTEE

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee Nominee in the Family of Investment Companies
Charles C. Hutchens	E	E

As of Record Date, the Trustees and officers of the Trust as a group owned approximately 6.8% of the outstanding shares of the Fund.

Information about the Board and its Committees

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Fund is managed under the direction of the Board in accordance with the Fund’s Agreement and Declaration of Trust and By-laws (the “Governing Documents”), each as amended from time to time, which have been filed with the Securities and Exchange Commission (“SEC”) and are available upon request.

Pursuant to the Governing Documents of the Fund, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Financial Officer. The Board retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Fund’s purposes. The Board is responsible for the oversight of the Fund and responsible for overseeing the Fund’s investment adviser and its other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Governing Documents.

The Board meets in person or by telephone at regularly scheduled meetings, at least four times per year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. During the fiscal year ended March 31, 2026, the Board met four times. All Trustees were present at each meeting.

The Trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

The Board is currently led by Messrs. Hutchens and Eiben, both are principals of Thirdline Capital Management, LLC (“TCM”) and interested Trustees of the Fund. Messrs. Hutchens and Eiben have served as interested Trustees since the Fund’s inception and Mr. Eiben acted as the Fund’s initial trustee and oversaw the organizational process. Messrs. Hutchens and Eiben serve in leadership capacities at TCM and presently work closely with the Board, reporting on the investment operations of the Fund. They also work closely with the Fund’s service providers and legal counsel in setting the agenda for each Board meeting. Assuming Proposal 1 is approved by shareholders, Mr. Hutchens is expected to continue to lead the Board as President and Principal Executive Officer of the Trust. Mr. Eiben has agreed to step down from the Board if both Proposals are approved by shareholders.

The Board of Trustees does not have a lead independent trustee but considered that the Chairman role of each standing committee of the Board is led by an Independent Trustee and in the role of Chairman will serve as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees also regularly meet outside the presence of management. The Board of Trustees has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board of Trustees also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Fund, including the Fund’s investment adviser. The Board of Trustees reviews its structure on an annual basis.

Committees

The Board of Trustees has an audit committee (the “Audit Committee”), a nominating and corporate governance committee (the “Nominating Committee”), and a qualified legal compliance committee (the “QLCC”).

The Audit Committee is comprised of all the Independent Trustees. Laura R. Markley is chairperson of the Audit Committee and has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board of Trustees in overseeing the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm; and (v) act as a liaison between the Fund’s independent registered public accounting firm and the full Board of Trustees. See Exhibit A for the Trust’s Audit Committee Charter.

Assuming Proposal 1 is approved by Shareholders, Ms. Markley intends to step down from the Board, and she will be replaced as Audit Committee chair by Jill Guess. In addition, Ms. Guess will replace Ms. Markley as the Trust’s audit committee financial expert.

The Nominating Committee is comprised of all the Independent Trustees. The Nominating Committee’s purposes, duties and powers are set forth in its written charter, which is included in Exhibit B. The Nominating Committee met on July 29, 2026 to discuss the credentials of the Nominees and after careful consideration of each Nominee’s background information the Committee recommended each Nominee for election by shareholders at this Special Meeting.

The Qualified Legal Compliance Committee is comprised of all the Independent Trustees. The QLCC receives, investigates, and makes recommendations as to the appropriate remedial action in connection with any report of evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. The QLCC did not meet during the Fund’s last fiscal year ended March 31, 2026.

Risk Oversight

As an integral part of its responsibility for oversight of the Fund in the interests of Shareholders, the Board of Trustees, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board of Trustees with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board of Trustees recognizes that: (i) not all risks that may affect the Fund can be identified; (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks; (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals; and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board of Trustees exercises oversight of the risk management process primarily through its committee structure, and through oversight by the Board of Trustees itself. The Fund faces a number of risks, such as investment-related and compliance risks. The investment adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board of Trustees or the applicable Committee of the Board of Trustees, the Fund and the investment adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s Chief Compliance Officer, as well as various personnel of the investment adviser and other service providers such as the Fund’s independent accountants, may report to the Trust’s various committees and/or to the Board of Trustees with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board unanimously recommends that shareholders of the Fund vote “FOR” each Trustee Nominee.

PROPOSAL 2:

TO APPROVE AN INVESTMENT ADVISORY AGREEMENT

Background

On July 28, 2026, the principals of Thirdline Capital Management, LLC ("Thirdline”), the Fund’s current investment adviser, entered into an agreement with NFM whereby they have agreed to sell all of their outstanding interests of Thirdline to NFM (the “Transaction”). The closing of the Transaction is contingent upon shareholders approving this proposal - Proposal 2.

 As required by Section 15(b) of the 1940 Act, the investment advisory agreement between the Trust and Thirdline automatically terminates if Thirdline experiences a direct or indirect change in control.  In effect, this provision requires the Fund’s shareholders to vote on an investment advisory agreement whenever the ownership control of the Fund’s investment adviser changes.  The provision is designed to ensure that shareholders have a say in determining the company or people that manage their fund.

The solicitation of shareholder votes on Proposal 2 to approve an investment advisory agreement for the Fund is required because Thirdline will undergo a change of control when the Transaction closes. To ensure continuation of the advisory services provided to the Fund, the Transaction is scheduled to close upon shareholders’ approval of Proposal 2 and, upon such approval, the new investment advisory agreement will take effect. If Proposal 2 is not approved, Thirdline intends to remain serving as investment adviser to the Fund under the Current Agreement and the Transaction will not close.

Northmarq Fund Management, LLC

Northmarq Fund Management, LLC, 4949 Meadows Road, Suite 490, Lake Oswego, Oregon 97035, is a limited liability company organized in the state of Oregon. In addition to seeking approval by shareholders to serve as investment adviser to the Fund, NFM provides investment management services to U.S. collective investment vehicles that invest in various forms of real estate related investments.

NFM started operations in October 2002, and is wholly owned by Northmarq Companies, LLC, which in turn is wholly owned by the Pohlad Companies, LLC. Pohlad Companies function as a family office investing in commercial real estate, robotics and automation, consumer products, healthcare, energy, logistics and distribution, food and beverage and sports and entertainment. The address and principal occupation of each principal executive officer of NFM are set forth in the table below.

Name and Address	Principal Occupation
Rance S. Gregory 4949 Meadows Road, Suite 450 Lake Oswego, Oregon 97035	President, Chief Executive Officer
Marcus C. Parker 4949 Meadows Road, Suite 450 Lake Oswego, Oregon 97035	Chief Compliance Officer, Managing Director
Jeffrey A. Weidell 4949 Meadows Road, Suite 450 Lake Oswego, Oregon 97035	Board of Managers, Chairman
Shawn M. Power 4949 Meadows Road, Suite 450 Lake Oswego, Oregon 97035	Board of Managers, Chief Financial Officer
Murray McQueen 4949 Meadows Road, Suite 450 Lake Oswego, Oregon 97035	Managing Director

Each person listed below is a Trustee and/or officer of the Trust and is, or will be, an employee of NFM following shareholder approval of Proposal 2:

Employee Name	Position with the Trust
Charles C. Hutchens	Trustee and President
Jack Hetzer*	Treasurer

*	Mr. Hetzer will replace Mr. Eiben as Treasurer, Principal Accounting Officer and Principal Financial Officer upon the approval of the Proposals.

The Current Agreement

Thirdline has served as the Fund’s investment adviser since the Fund began operations in September 2021, pursuant to the Current Agreement. The Current Agreement was initially approved by the Board for a term of two years on August 12, 2021, and was also approved by the Fund’s initial shareholder prior to the Fund’s inception date in September 2021. The Board most recently approved the continuance of the Current Agreement on July 29, 2026. The latest approval covers an additional annual period, if necessary, or the Current Agreement will terminate upon shareholder approval of Proposal 2 - the New Agreement.

For providing these services, Thirdline receives a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 0.98% of the Fund’s average daily net assets. In addition, Thirdline has entered into an Expense Limitation Agreement with the Fund that calls for Thirdline to waive its advisory fee and/or pay or reimburse the ordinary annual operating expenses of the Fund (including organization and offering costs, but excluding brokerage commissions, dividend expense on securities sold short, borrowing costs related to short-selling securities, interest expense, acquired fund fees and expenses, and extraordinary or non-routine expenses such as litigation expenses, taxes related to a failure to qualify as a REIT or meet distribution requirements and IRS or federal agency fees or charges, any fees related to directly-held property by the Fund, which includes investments through a joint-venture or wholly-owned subsidiary) to the extent necessary to limit the Fund’s Operating Expenses to 1.50% of the Fund’s average daily net assets. Pursuant to the Expense Limitation Agreement, Thirdline is entitled to seek reimbursement from the Fund of fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The Expense Limitation Agreement shall become effective and shall remain in effect for one year from the effective date of the advisory agreement and thereafter shall continue in effect from year to year for successive one-year periods provided that such continuance is approved at least annually by the Board, unless sooner terminated.

The following table shows the gross advisory fees paid, advisory fees waived and/or reimbursed and net advisory fees received by Thirdline during the most recent three fiscal years ended March 31, 2024, 2025, and 2026.

Fiscal Year Ended	Gross Advisory Fees Paid	Fees Waived and/or Reimbursed	Net Advisory Fees
March 31, 2024	$618,774	$310,700	$308,074
March 31, 2025	$633,426	$316,505	$316,921
March 31, 2026	$619,792	$337,665	$282,127

The previously waived and/or reimbursed fees will not be recoverable following the termination of the Current Agreement.

The Terms of the New Agreement

At its July 29, 2026 meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the New Agreement between NFM and the Trust, on behalf of the Fund, and recommended that shareholders approve the New Agreement. It is anticipated that, if approved by shareholders, the New Agreement will become effective on the shareholder meeting date, or as soon as reasonably possible thereafter, including any adjournments or postponements (the “Effective Date”). The New Agreement is identical to the Current Agreement, except with respect to the parties to the agreement and the date of the agreement.

Set forth below is a summary of all material terms of the New Agreement. The form of the New Agreement is included as Exhibit C. The summary of all material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Exhibit C.

Fees. Fees under the New Agreement will be calculated at the same rate as those charged under the Current Agreement. The annual rate paid by the Fund is equal to 0.98% of its average daily net assets. In addition, NFM has agreed to continue the Fund’s current expense limitation agreement with the Fund that calls for NFM to waive its advisory fee and/or pay or reimburse the ordinary annual operating expenses of the Fund (including organization and offering costs, but excluding brokerage commissions, dividend expense on securities sold short, borrowing costs related to short-selling securities, interest expense, acquired fund fees and expenses, and extraordinary or non-routine expenses such as litigation expenses, taxes related to a failure to qualify as a REIT or meet distribution requirements and IRS or federal agency fees or charges, any fees related to directly-held property by the Fund, which includes investments through a joint-venture or wholly-owned subsidiary) to the extent necessary to limit the Fund’s Operating Expenses to 1.50% of the Fund’s average daily net assets. Pursuant to the expense limitation agreement, NFM will be entitled to seek reimbursement from the Fund of fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The Expense Limitation Agreement shall become effective and shall remain in effect for at least two years from the effective date of the New Agreement and thereafter shall continue in effect from year to year for successive one-year periods provided that such continuance is approved at least annually by the Board, unless sooner terminated.

Services. The New Agreement would require NFM to provide the same services as provided under the Current Agreement. For example, NFM will be responsible for selecting portfolio securities for investment by the Fund, purchasing and selling securities for the Fund and placing orders for the execution of such portfolio transactions.

Duration and Termination. The New Agreement has the same duration and termination provisions as the Current Agreement. The New Agreement. if approved by shareholders, will continue in effect for an initial period of two years and from year to year thereafter, provided that its continuance is specifically approved by the Board of Trustees or by a vote of a majority of the outstanding shares of the Fund. In either event the continuance of the New Agreement must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such continuance. The New Agreement may be terminated at any time upon 60 days’ written notice, without payment of any penalty by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by NFM. The New Agreement will automatically terminate in the event of its assignment.

Standard of Care. The New Agreement subjects NFM to the same standard of care and liability that applies to Thirdline under the Current Agreement. The New Agreement, like the Current Agreement, provides that NFM will not be liable for any act or omission in connection with the services that it provides to the Fund or for any losses that may be sustained, absent NFM’s willful misfeasance, bad faith or gross negligence, or its reckless disregard of its obligations and duties under the New Agreement.

Evaluation by the Board of Trustees

At a meeting held on July 29, 2026, the Board of Trustees unanimously approved the New Agreement. The Trustees were advised by legal counsel of their statutory, fiduciary and other legal obligations in evaluating and approving the New Agreement and the Trustees requested such information from NFM as they deemed reasonably necessary to evaluate the terms of the New Agreement and whether the New Agreement is in the best interests of the Fund and its shareholders. The Trustees reviewed: (i) the investment performance of the Fund; (ii) the nature, extent and quality of the services to be provided by NFM; (iii) the costs of the services provided and the profits, if any, realized by NFM and its affiliates from its relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; (v) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders; and (vi) whether the Fund’s advisory fee is reasonable in comparison to fees paid by other funds in its peer group and in absolute terms. The Trustees reviewed the background, qualifications, education and experience of NFM’s primary investment and key operational personnel. The Trustees discussed and considered the quality of administrative and other services to be provided to the Trust, NFM’s compliance program, and NFM’s role in coordinating such services and programs. The Independent Trustees were advised by experienced legal counsel throughout the process. Prior to voting, the Independent Trustees reviewed the proposed New Agreement with management and also met in a private session with legal counsel at which no representatives of NFM were present.

Nature, extent and quality of services

The Board considered the responsibilities of NFM under the New Agreement and the services provided including, without limitation, the process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; the coordination of services for the Fund among the service providers, and the marketing efforts of NFM to promote the Fund and grow assets. The Board considered: NFM’s staffing, personnel, and methods of operating, the education and experience of its personnel, and its compliance programs, policies and procedures. The Board considered NFM’s experience investing in real estate related investments and its decision to retain the Fund’s current portfolio manager who has consistently demonstrated the ability to provide high quality service to the Fund. The Board also considered the strong financial condition of NFM and the firm’s willingness to extend the expense limitation agreement for the Fund. The Board considered NFM’s compliance program and its efforts to ensure compliance with applicable law and regulations. They considered NFM’s commitment to dedicating considerable resources and/or assets to assist with the valuation of the Fund’s investments. After reviewing the foregoing and further information from NFM, the Board concluded that the personnel at NFM have the experience and expertise to provide the Fund with the quality, extent, and nature of the services required by the New Agreement.

Investment Results

The Board considered the Fund’s investment performance over various periods compared to its primary benchmark and the performance of the Fund and its Morningstar peer group. The Board noted that the Fund underperformed the average performance of its Morningstar peer group for the one-year and two-year periods ended May 31, 2026, but outperformed the Morningstar peer group for the three-year period. The Board considered NFM’s management of other accounts that invest in real estate, noting that, based on representations from NFM, these accounts do not follow the same strategy that is being used on behalf of the Fund. The Board did acknowledge the investment management and/or real estate development, financing and acquisition experience and compliance and operational experience of the team of professionals at NFM and how that will contribute to the Fund’s future performance. The Board concluded that NFM was positioned to provide the Fund with high quality investment management consistent with the long-term investment strategy being pursued by the Fund.

Advisory fees and total expenses

The Board considered how the Fund’s management fee compares to other similar funds, noting that the Fund’s management fee was lower than the average management fee charged by its Morningstar peer group. They also compared the Fund’s expense ratio (before and after the application of the expense limitation) to the similar funds finding that the Fund’s net expense ratio was slightly lower than the average net expense ratio for its Morningstar peer group. The Board also discussed the differences in the Fund’s investment strategy from the peer group, noting that NFM believes the Fund’s investment strategy is more operationally complex and expensive to operate. They noted that the Fund has more exposure to direct investments in real estate than many of its peers, which is expensive to source, evaluate and value. They discussed the considerable internal resources that will be dedicated by NFM as it relates to valuation and the expected out-of-pocket expenses of NFM as it relates to the valuation process. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to NFM are fair and reasonable.

Economies of Scale

The Board considered the Fund’s fee arrangements with NFM, noting that the advisory fee does not include a breakpoint but that the expense limitation agreement would have the effect of capping the Fund’s expenses at a certain level. Following further discussion of the Fund’s projected asset levels, expectations for growth, and levels of fees, the Board concluded that it was premature to meaningfully evaluate the potential economies of scale given the Fund’s current net assets.

Possible Conflicts of Interest

The Board considered such matters as: the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; the substance and administration of the Code of Ethics and other relevant policies described in NFM’s compliance policies and procedures, such as personal conduct policies, personal trading policies, risk management and internal controls. The Board also considered potential benefits for NFM in managing the Fund. The Board noted that NFM represented that it does not anticipate utilizing soft dollars or commission recapture with regard to the Fund. Following further consideration and discussion, the Board indicated that NFM’s standards and practices relating to the identification and mitigation of potential conflicts of interest, as well as the benefits to be derived by NFM from managing the Fund were satisfactory.

Conclusion

Based upon NFM’s presentation and the materials provided in support of the New Agreement, the Board concluded it would be in the best interest of the Fund and its members to approve the New Agreement. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to approve the New Agreement for an initial two-year period and recommend such approval to shareholders.

Section 15(f) of the 1940 Act

The Board, Thirdline and NFM intend for the change of control described herein to come within the safe harbor provided by Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a change of control of the investment adviser, provided that two conditions are satisfied.

First, an "unfair burden" may not be imposed on the investment company as a result of the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the change of control described herein.

Second, during the three-year period after the change of control, at least 75% of the members of the investment company's board of trustees cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser or its predecessor. Assuming the Proposals are approved, Mr. Eiben, an Interested Trustee, will step down as an Interested Trustee, leaving at least 75% of the Trustees as Independent Trustees of the Fund. The Trust will use its reasonable best efforts to ensure that at all times at least 75% of the Trustees are not "interested persons" for the three-year period following the change of control.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE PROPOSAL 2 - THE NEW AGREEMENT.

Outstanding Shares and Voting Requirements

The Board of Trustees has fixed the close of business on August 11, 2026 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. As of the Record Date, there were 6,045,523.950 shares of beneficial interest, no par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares. In addition, there are no appraisal or dissenters’ rights associated with the Proposals.

Proposal 1 - The Trustee Nominees will be elected to the Board by the affirmative vote of a plurality of the votes cast (at the Meeting at which a quorum exists) by the shareholders of the Fund. Under the plurality vote standard, Trustee positions are filled by nominees who receive the largest number of votes until all vacancies are filled. Abstentions will not be counted as shares voted with respect to this proposal, but they will count toward the establishment of a quorum. The New York Stock Exchange ("NYSE") considers a trustee election proposal to be a routine matter, and therefore a broker may use its discretionary power to vote on Proposal 1.

Proposal 2 - The vote of a majority of the outstanding shares of the Fund is required for approval of Proposal 2. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. The NYSE considers the approval of a new investment advisory agreement to be a non-routine matter, and therefore a broker may not use its discretionary power to vote on Proposal 2.

If Proposal 2 is not approved by the Fund’s shareholders, the Board will consider alternatives for the Fund and take such action it deems necessary and in the best interest of such Fund and its shareholders, which may include further solicitation of the Fund’s shareholders to approve either the New Agreement or Thirdline will continue to manage the Fund under the Current Agreement and the Transaction will not close.

Information on the Operation of the Fund and its Service Providers

The Trust is a statutory trust that was formed under the laws of the State of Delaware. The Fund is registered with the SEC under the Securities Act and the Investment Company Act as a closed-end, non-diversified management investment company operating as an “interval fund.” The Fund has and intends to continue to be taxed as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Distribution of Shares. Distribution Services, LLC (the “Distributor”), 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the Fund’s principal underwriter.

Administration, Accounting and Transfer Agent Services. The Fund has entered into agreements with UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative, accounting and transfer agent service services. The Administrator’s principal business address is 235 West Galena Street, Milwaukee, Wisconsin 53212. The Administrator is an affiliate of the Custodian.

Custodian. UMB Bank, n.a. (the “Custodian”), serves as the primary custodian of the assets of the Fund, The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106. The Custodian is an affiliate of the Administrator.

Independent Accountants. The Trust’s Audit Committee, which is comprised of the Independent Trustees, has selected RSM US LLP, 80 City Square, Boston, MA 02129 (“RSM”) as the independent registered public accounting firm to audit and certify the Fund’s financial statements. Pursuant to the 1940 Act, the Fund’s shareholders are not being asked at this time to ratify the selection of RSM. Representatives of RSM will not be present at the Special Meeting.

Audit Fees. The aggregate fees billed by RSM to the Trust for the fiscal years ended March 31, 2026 and March 31, 2025 were $131,250 and $132,500, respectively.

Audit-Related Fees. The aggregate fees billed by RSM to the Trust for the fiscal years ended March 31, 2026 and March 31, 2025 were $0 and $0, respectively.

Tax Fees. The aggregate fees billed by RSM to the Trust for the fiscal years ended March 31, 2026 and March 31, 2025 were $0 and $0, respectively.

For each of the Fund’s two most recently completed fiscal years, no fees were billed by RSM to the Fund that would be disclosed under the caption “All Other Fees.”

Pre-Approval Policies of the Audit Committee. The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence. During the audit of the Fund’s financial statements for its most recent fiscal year end, less than 50% of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees. RSM performed no services for the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust.

Annual Report and Proxy Statement. The Fund will furnish, without charge, a copy of its most recent annual report upon request. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. To request the annual report, please call toll free at 1- (877) 771-7715, or write Thirdline Real Estate Income Fund, P.O. Box 2175, Milwaukee, Wisconsin 53201. The Fund’s Annual Report and Proxy Statement are available for download at www.thirdlinefunds.com.

Additional Voting Information

A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than one-third of the Fund’s outstanding shares is necessary to constitute a quorum at the meeting. If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve a proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such adjournment and will vote those proxies received which voted against a proposal against any such adjournment.

If a proxy is properly executed and returned marked with an abstention, the Fund shares represented thereby will be considered to be present at the Meeting for the Fund for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "FOR" the proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for a Proposal.

Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their clients will request the instructions of such clients on how to vote their shares before the Meeting. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a client prior to the date specified in the broker-dealer firm's request for voting instructions may not submit a proxy on behalf of such client's shares with respect Proposal 2; however, since Proposal 1 is considered a routine matter broker-dealer firm’s may vote such client’s shares as it relates to that proposal only. Broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the proposal.

The Trustees of the Fund intend to vote all of their shares in favor of each proposal described herein. All Trustees and officers as a group owned of record or beneficially approximately 6.8% of the Fund’s outstanding shares on the Record Date.

Principal Shareholder

As of the Record Date, Charles Schwab & Co., Inc., 3000 Schwab Way, Westlake, Texas 76262, owned of record 4,776,786.213 shares, or 79.01% of the outstanding shares of the Fund. Since Schwab’s ownership is in record form it is not considered a “control” shareholder for purposes of this shareholder meeting. The Fund is not aware of a shareholder that owns beneficially more than 5% of the Fund’s outstanding shares.

Trustees’ Ownership of Fund Shares

The following table shows the ownership of Fund shares, either of record or beneficially, by each Trustee/Nominee of the Fund as of the Record Date. The two Trustee/Nominees (i.e., Ms. Guess and Mr. Aguilar) did not own shares of the Fund as of the Record Date.

Name and Address of Trustee	Number of Shares Owned	Percentage Ownership of Fund Shares
Charles C. Hutchens 1810 MacTavish Ave, Richmond, Virginia 23230	31,272.64	0.5%
Lawrence S. Eiben* 1810 MacTavish Ave, Richmond, Virginia 23230	345,443.86	5.7%
Laura R, Markey* 1810 MacTavish Ave, Richmond, Virginia 23230	N/A	N/A
Joseph W. McDonald 1810 MacTavish Ave, Richmond, Virginia 23230	N/A	N/A
Jonathan F. Wilson* 1810 MacTavish Ave, Richmond, Virginia 23230	34,229.82	0.6%

*	Messrs. Eiben and Wilson and Ms. Markley intend to resign from the Board following approval of the Proposals.

Other Matters

The proxy holders have no present intention of bringing any other matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

The Trust has not received any shareholder proposals to be considered for presentation at the meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Lawrence Eiben, Secretary of Thirdline Real Estate Income Fund, 1810 MacTavish Ave, Richmond, Virginia 23230.

By Order of the Board of Trustees,

/s/Lawrence Eiben
Lawrence Eiben
Secretary

Date: August 14, 2026

Please complete, date and sign the enclosed proxy card and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote your shares via the Internet or by telephone. Please see your proxy card for information on how to vote your shares via the internet or telephone.

EXHIBIT A

Audit Committee Charter

Thirdline Real Estate Income Fund

Adopted: August 2021

A. Committee Membership

There shall be a committee of the Board of Trustees (the “Board”) of the Thirdline Real Estate Income Fund (the “Trust”) to be known as the Audit Committee. Audit Committee members shall be independent of the Trust and free of any relationship that, in the opinion of the Independent Trustees, as defined by the Investment Company Act of 1940, would interfere with their exercise of independent judgment as a committee member.

The Board shall appoint an Independent Trustee to serve as the Chairman of the Committee until such time that he or she resigns such position, is no longer a member of the Committee or is removed by a majority vote of the Board. The Board shall promptly appoint an Independent Trustee to fill a vacancy in the position of the Chairman.

The Board will select additional Independent Trustees to serve on the Committee. The members of the Committee will serve at the pleasure of the Board, which may periodically recommend changes in the composition of the members of the Committee.

The Board shall annually determine whether any Audit Committee member is an “audit committee financial expert.”

B. Objectives of the Committee and Statement of Policy

The Audit Committee shall:

(1)	oversee the accounting and reporting policies and practices of the Trust,

(2)	oversee the quality and integrity of the financial statements of the Trust,

(3)	approve, prior to appointment, the engagement of the Trust’s independent registered public accounting firms (the “independent auditors”), and

(4)	review and evaluate the independent auditors’ qualifications, independence and performance. In so doing, the Audit Committee shall seek to maintain free and open means of communication among the Trustees, the independent auditors and the management of the Trust’s investment adviser(s) (the “Adviser”).

The Audit Committee shall meet periodically with management of the Adviser and the Trust’s independent auditors, in separate executive sessions. The independent auditors for the Trust shall report directly to the Audit Committee. 1

1	The members of the Committee shall not be subject to greater fiduciary obligations and shall not be subject to a higher standard of care than the other members of the Board because of their work for the Committee.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Trust’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations. In discharging its duties, the Audit Committee may rely on the independent auditors, the Trust’s chief financial officer or compliance officer, principal financial officer, Treasurer or any legal or accounting consultant it retains to advise it.

C. Committee Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the direct responsibility of the Audit Committee to select, retain, evaluate, and replace the independent auditors and to determine their compensation.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, to react to changing conditions and requirements applicable to the Trust.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee. Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The Audit Committee is responsible for the following:

Fund Financial Statements:

1.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Trust’s financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

2.	Discussing with management the Trust’s press releases regarding dividends, as well as financial information and guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

3.	Discussing with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Trust’s financial statements, including any significant changes in the Trust’s selection or application of accounting principles and any major issues as to the adequacy of the Trust’s internal controls and any special audit steps adopted in light of control deficiencies.

4.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Trust’s financial statements.

5.	Reviewing and discussing any reports from the independent auditors regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

6.	Discussing with management the Trust’s major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Trust’s risk assessment and risk management policies.

7.	Reviewing disclosures made to the Audit Committee by the Trust’s principal executive officer and principal financial officer during their certification process for the Trust’s periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Trust’s internal controls.

With respect to the independent auditors:

1.	Having the sole authority to appoint or replace the independent auditors, subject, if applicable, to shareholder ratification; and compensating and overseeing the work of the independent auditor (including the resolution of disagreements between management and the independent auditor regarding financial reporting), who shall report directly to the Audit Committee, for the purpose of preparing or issuing an audit report or related work.

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year and to approve the fees. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Trust’s financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

3.	Approving, prior to appointment, the engagement of the independent auditors to provide other audit services to the Trust or to provide non-audit services to the Trust, the Adviser or any entity controlling, controlled by, or under common control with the Adviser (“Adviser affiliate”) that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust. The Chairman of the Audit Committee shall be authorized to give such pre-approvals on behalf of the Audit Committee.

Developing appropriate policies and procedures for the pre-approval of the engagement of the Trust’s independent auditors to provide any of the services described above.

Considering whether the non-audit services the Trust’s independent auditors provide to the Adviser or any Adviser affiliate that provides ongoing services to the Trust, to the extent not pre-approved, are compatible with maintaining the auditors’ independence.

Considering the controls that the independent auditors use and any measures management takes to assure that all items requiring the Audit Committee’s preapproval are identified and referred to the Audit Committee in a timely manner.

4.	Obtaining and reviewing a report from the independent auditors at least annually (including a formal written statement delineating all relationships between the independent auditors and the Trust) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, or inspection report of the audit firm, or by an inquiry or investigation by governmental or professional authorities, including but not limited to the Public Company Accounting Oversight Board (“PCAOB”), within the preceding five years, respecting one or more independent audits carried out by the audit firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Trust and their affiliates; and evaluating the qualifications, performance and independence of the independent auditor, including their membership in the U.S. Securities and Exchange Commission (“SEC”) practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Securities Exchange Act of 1934 regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Trust’s financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Recommending to the Board of Trustees policies for the Trust’s or the Adviser’s hiring of employees or former employees of the independent auditor who participated in the audit of the Trust.

Other responsibilities:

1.	Reviewing with the Trust’s and the Adviser’s counsel legal matters that may have a material impact on the Trust’s financial statements.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Trust.

3.	Reviewing with the independent auditors and with Fund management the adequacy and effectiveness of the accounting and financial controls of the Trust, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Discussing with management and the independent auditors any correspondence with regulators or governmental agencies that raises material issues regarding the Trust’s financial statements or accounting policies.

5.	Reporting to the Board on the results of the activities of the Audit Committee.

6.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

7.	Reviewing any report required by the rules of the SEC to be included in a proxy statement for a fund (i.e., concise statement of Audit Committee’s functions, names of Audit Committee members, and number of meetings held in the last year).

D. Other Powers and Responsibilities

1.	The Audit Committee shall meet at least annually and may hold special meetings as needed. The Chairman or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notices thereof.

2.	The Audit Committee ordinarily shall meet in person, but members may attend telephonically, and the Audit Committee may act by written consent to the extent permitted by law and the Trust’s bylaws.

3.	The Audit Committee shall have the authority to meet privately and to invite non-members to attend its meetings.

4.	The Audit Committee shall meet, as needed, in separate executive sessions with representatives of Fund management and the Trust’s independent auditors. The Audit Committee may also request to meet with internal legal counsel and compliance personnel of the Adviser and with entities that provide significant accounting or administrative services to the Trust to discuss matters relating to the Trust’s accounting and compliance as well as other Fund-related matters. The Audit Committee may also request any officer or employee of the Adviser or the Trust’s independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Trust’s independent auditors shall have unrestricted access at any time to Audit Committee members.

5.	The Audit Committee shall prepare and keep minutes of its meetings and document decisions made outside of its meetings by delegated authority.

6.	A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Audit Committee.

7.	The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee.

8.	The Board shall adopt this charter and may amend it upon its own motion. The Audit Committee shall review this Charter periodically and recommend to the Board any changes the Audit Committee deems appropriate.

EXHIBIT B

Nominating and Corporate Governance Committee Charter

Thirdline Real Estate Income Fund

Adopted: August, 2021

A.	Nominating and Corporate Governance Committee Membership

1.	The Nominating and Corporate Governance Committee of Thirdline Real Estate Income Fund (the “Trust”) shall be composed entirely of Independent Trustees, as defined by the Investment Company Act of 1940 (the “Company Act”).

B.	Board Nominations and Functions

1.	The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Company Act, nor shall Independent Trustee have and affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with managers or service providers). See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.	The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

C.	Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

D.	Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter periodically as needed and recommend any changes to the full Board of Trustees.

APPENDIX A TO THE NOMINATING AND CORPORATE

GOVERNANCE COMMITTEE CHARTER

THRDLINE REAL ESTATE INCOME FUND

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates

EXHIBIT C

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made as of this [      ] day of [                 2026 by and between Thirdline Real Estate Income Fund (the “Fund”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Northmarq Fund Management, LLC (the “Advisor”), an Oregon limited liability company.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Advisor to act as investment advisor to the Fund and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Advisor do hereby agree as follows:

1.	THE ADVISOR’S SERVICES.

(a)	Discretionary Investment Management Services. The Advisor shall act as investment advisor with respect to the Fund. In such capacity, the Advisor shall, subject to the supervision of the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with the respective investment objectives and policies of the Fund. The Advisor shall determine, from time to time, what securities or real estate investments shall be purchased for the Fund, what securities and/or real estate investments shall be held or sold by the Fund and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-2 (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Advisor shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Advisor having full discretionary authority over the Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or to otherwise exercise its right to control the overall management of the Fund.

(b)	Compliance. The Advisor agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment advisor. The Advisor also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Advisor. In selecting the Fund’s portfolio investments and performing the Advisor’s obligations hereunder, the Advisor shall cause the Fund to comply with the diversification and source of income requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a real estate investment trust. The Advisor shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Advisor’s full responsibility for any of the foregoing.

(c)	Recordkeeping. The Advisor agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder along with all other applicable federal and state laws, rules and regulations (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)	Holdings Information and Pricing. The Advisor shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Advisor believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Advisor agrees to notify the Trust as soon as practicable if the Advisor reasonably believes that the value of any security held by a Fund may not reflect fair value. The Advisor agrees to provide any pricing information of which the Advisor is aware to the Trust, its Board and/or any Fund pricing agent or valuation consultant to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)	Cooperation with Agents of the Trust. The Advisor agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)	Delegation of Authority. Any of the duties, responsibilities and obligations of the Advisor specified in this Section 1 and throughout the remainder of this Agreement with respect to the Fund may be delegated by the Advisor, at the Advisor’s expense, to an appropriate party (a “Sub-Advisor”), subject to such approval by the Board and shareholders of the Fund to the extent required by the 1940 Act. The Advisor shall oversee the performance of delegated duties by any Sub-Advisor and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub-Advisor. The retention of a Sub-Advisor by the Advisor pursuant to this Paragraph 1(f) shall in no way reduce the responsibilities and obligations of the Advisor under this Agreement and the Advisor shall be responsible to the Trust for all acts or omissions of any Sub-Advisor to the same extent the Advisor would be liable hereunder. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Advisor, the Advisor shall take measures through its contract with, or its oversight of, the Sub-Advisor that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Advisor.

2.	CODE OF ETHICS. The Advisor has adopted a written code of ethics (“Advisor’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Advisor has adopted procedures reasonably designed to ensure compliance with the Advisor’s Code of Ethics. Upon request, the Advisor shall provide the Trust with a (i) copy of the Advisor’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Advisor’s Code of Ethics. Annually, the Advisor shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Advisor’s Code of Ethics. The Advisor shall respond to requests for information from the Trust as to violations of the Advisor’s Code of Ethics by Access Persons and the sanctions imposed by the Advisor. The Advisor shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Advisor’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.	INFORMATION AND REPORTING. The Advisor shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Advisor has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)	Notification of Breach / Compliance Reports. The Advisor shall notify the Trust’s CCO promptly upon detection of: (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Advisor’s policies, guidelines or procedures with respect to the Fund. In addition, the Advisor shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and the Code as it relates to the Fund’s election to be taxed as a REIT, and the Fund’s policies, guidelines or procedures as applicable to the Advisor’s obligations under this Agreement. The Advisor agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Advisor shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Advisor will promptly notify the Trust in the event: (i) the Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Advisor with the federal or state securities laws; or (ii) of an actual change in control of the Advisor resulting in an “assignment” (as defined in Section 14) that has occurred or is otherwise proposed to occur.

(b)	Board and Filings Information. The Advisor will also provide the Trust with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR or other form or document to be filed by the Trust with the Commission or other federal or state agency, including but not limited to Form N-PX, Form N-CEN, Form N-PORT, Registration Statement or any amendment thereto, proxy statement, or prospectus supplement. The Advisor will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)	Transaction Information. The Advisor shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Fund and the Advisor’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Advisor to the Trust or its designated agent in no way relieves the Advisor of its own responsibilities under this Agreement.

4.	BROKERAGE.

(a)	Principal Transactions. In connection with purchases or sales of securities for the account of the Fund, neither the Advisor nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)	Placement of Orders. The Advisor shall place all orders for the purchase and sale of portfolio securities for the Fund’s account with brokers or dealers selected by the Advisor. The Advisor will not execute transactions with a broker dealer which is an "affiliated person" of the Trust except in accordance with procedures adopted by the Board. The Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Advisor or its affiliates exercise investment discretion. The Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Advisor and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by the Fund.

5.	CUSTODY. Nothing in this Agreement shall permit the Advisor to take or receive physical possession of cash, securities or other investments of the Fund.

6.	ALLOCATION OF CHARGES AND EXPENSES. The Advisor will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Advisor will not be required to bear any expenses of the Fund other than those specifically allocated to the Advisor in this Section 6. In particular, but without limiting the generality of the foregoing, the Advisor shall not be required to pay, and shall be reimbursed promptly by the Fund if it pays, any third party charges and out-of-pocket costs and expenses that are related to the organization, operation or business of the Fund, including, without limitation, the following: (i) interest and taxes; (ii) brokerage commissions (if any) and other transaction expenses in connection with the Fund’s purchase and sale of assets; (iii) fees and expenses related to the formation of the Fund, the offering of the Fund’s shares, and the admission of investors in the Fund (iv) fees and expenses related to the formation and operation of any subsidiaries of the Fund; (v) fees and expenses related to the investigation and evaluation of investment opportunities (whether or not consummated); (vi) fees and expense related to the acquisition, ownership, management, financing, hedging of interest rates on financings, or sale of portfolio investments; (vii) travel costs associated with investigating and evaluating investment opportunities (whether or not consummated) or making, monitoring, managing or disposing of portfolio investments; (viii) costs of borrowings of the Fund; (ix) costs of any third parties retained to provide services to the Fund; (x) premiums for fidelity and other insurance coverage requisite to the Fund’s operations; (xi) fees and expenses of the Fund’s “non-interested” Trustees; (xii) legal, audit and fund accounting expenses; (xiii) custodian and transfer agent fees and expenses; (xiv) expenses incident to the repurchase of the Fund’s shares; (xv) fees and expenses related to the registration under federal and state securities laws of shares of the Fund for public sale; (xvi) fees and expenses related to compliance with rules and regulations related to maintaining the Fund’s tax status as a real estate investment trust (xvii) expenses of printing and mailing prospectuses, reports, notices and proxy material to shareholders of the Fund; (xviii) all other expenses incidental to holding meetings of the Fund’s shareholders; and (xix) such extraordinary non-recurring expenses as may arise, including litigation affecting the Fund and any obligation which the Fund may have to indemnify its officers and Trustees with respect thereto. Any partner, director, officer or employee of the Advisor or its affiliates who may also serve as officers, Trustees or employees of the Fund shall not receive any compensation directly from the Fund for their services, except to the extent the Board shall have specifically approved the payment by the Fund of all or a portion of the compensation of the Fund’s chief compliance officer or other officer(s).

7.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)	Properly Registered. The Advisor is registered with the Commission as an “investment adviser” under the Advisers Act, and will remain so registered for the duration of this Agreement. The Advisor is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Advisor, there is no proceeding or investigation pending or threatened that is reasonably likely to result in the Advisor being prohibited from performing the services contemplated by this Agreement. The Advisor agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Advisor from serving as an investment advisor to an investment company. The Advisor is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)	Form ADV Disclosure. The Advisor has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Advisor’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)	Fund Disclosure Documents. The Advisor has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi- annual reports to shareholders, repurchase notices required by Rule 23c-3 of the 1940 Act, other reports filed with the Commission or other federal or state agency, and any marketing material of a Fund (collectively the “Disclosure Documents”), and represents and warrants that with respect to disclosure about the Advisor, the manner in which the Advisor manages the Fund or information relating directly or indirectly to the Advisor, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and do not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)	Insurance. The Advisor maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of the Agreement and shall provide prior written notice to the Trust: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Advisor shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(e)	No Detrimental Agreement. The Advisor represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Advisor with respect to its selection of securities for the Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(f)	Conflicts. The Advisor shall act honestly, in good faith and in the best interests of its clients and the Fund. The Advisor maintains a Code of Ethics which defines the standards by which the Advisor conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(g)	Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether specifically referenced in such report.

8.	ADVISOR’S COMPENSATION. The Fund shall pay to the Advisor, as compensation for the Advisor’s services hereunder, a fee, determined as described in the Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

9.	INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Advisor is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed to be an agent of the Trust or the Fund. If any occasion should arise in which the Advisor gives any advice to its clients concerning the shares of the Fund, the Advisor will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

10.	ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 14). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

11.	DURATION AND TERMINATION.

(a)	This Agreement shall become effective as of the date the date indicated on Schedule A of this Agreement (the “Effective Date”) and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 11(a)(ii) hereof and unless terminated automatically as set forth in Section 10 hereof or until terminated as follows:

i.	Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to the Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 14); or

ii.	This Agreement shall automatically terminate two years from the date of its execution unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to the Agreement or “interested persons” (as defined in Section 14) of the Trust or the Advisor, at an in-person meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Advisor may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)	In the event of termination of this Agreement for any reason, the Advisor shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Advisor under applicable law. In addition, the Advisor shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Advisor.

12.	NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party or such other address as the parties may designate from time to time. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to Thirdline Real Estate Income Fund, 1810 MacTavish Ave, Richmond, Virginia 23230, Attention: President; and notices to the Advisor shall be directed to Thirdline Capital Management, LLC, 1810 MacTavish Ave, Richmond, Virginia 23230, Attention: Charles Hutchens.

13.	CONFIDENTIALITY. The Advisor agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Advisor in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Advisor may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

14.	CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

15.	LIABILITY OF THE ADVISOR. Neither the Advisor nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of the Fund; provided that nothing in this Agreement shall be deemed to protect the Advisor against any liability to the Fund or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

16.	RELATIONS WITH THE TRUST. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor are or may be or become interested persons of the Fund, and that the Advisor may be or become interested persons of the Fund as a shareholder or otherwise.

17.	ENFORCEABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to the Fund.

18.	LIMITATION OF LIABILITY. The Advisor is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by the Fund pursuant to this Agreement shall be limited in all cases to the Fund and the Fund’s respective assets, and the Advisor shall not seek satisfaction of any such obligation from shareholders or any shareholder of the Fund. In addition, the Advisor shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Advisor understands that the rights and obligations of the Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

19.	NON-EXCLUSIVE SERVICES. The services of the Advisor to the Trust are not deemed exclusive, and the Advisor shall be free to render similar services to others, to the extent that such service does not affect the Advisor’s ability to perform its duties and obligations hereunder.

20.	GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

21.	PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

22.	COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted on each Schedule A to this agreement.

THIRDLINE REAL ESTATE INCOME FUND		NORTHMARQ FUND MANAGEMENT, LLC

By:		By:

Name:	Charles C. Hutchens	Name:	Rance S. Gregory

Title:	President	Title:	President

SCHEDULE A

Investment Advisory Agreement

between

Thirdline Real Estate Income Fund (the "Fund") and

Northmarq Fund Management, LLC (the "Advisor")

The Fund will pay to the Advisor as compensation for the Advisor’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the Trust in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
Thirdline Real Estate Income Fund	None	0.98%	________, 2026

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted in the Schedule A above.

THIRDLINE REAL ESTATE INCOME FUND		NORTHMARQ FUND MANAGEMENT, LLC

By:		By:

Name:	Charles C. Hutchens	Name:	Rance S. Gregory

Title:	President	Title:	President

EXHIBIT D

FORM OF PROXY CARD

THIRDLINE
—REAL ESTATE INCOME FUND—

PROXY CARD

MEETING AGENDA on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

VOTER PROFILE:

Voter ID: Security ID:

Shares to Vote: Household ID:

***please call the phone number to the right for more information*

VOTER CONTROL NUMBER:

VOTE REGISTERED TO:

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

BY PHONE:

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(800) 622-1569

BY MAIL:

Complete the reverse side and return in the postage-paid envelope provided.

USPS Postage-Paid Envelope

Thirdline Real Estate Income Fund

The undersigned shareholder of Thirdline Real Estate Income Fund (the "Fund") hereby appoints Charles Hutchens and Lawrence Eiben, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on August 11, 2026, at the Special Meeting of Shareholders of the Fund to be held at 10:30 am, Central Time, on September 11, 2026 at the offices of the UMB Fund Services, Inc, 25 West Galena Street, Milwaukee, Wisconsin 53212, and at any and all adjournments thereof (the "Meeting"), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal(s), as more fully described in the Proxy Statement for the Meeting.

The Notice of Special Meeting of Shareholders, Proxy Statement and Sample Proxy Card are available at: https://vote.proxyonline.com/Thirdline/docs/proxy.pdf.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free (800) 622-1569. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Mail ID CUSIP

Thirdline Real Estate Income Fund

PROXY CARD

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NOMINEES.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. **If this Proxy Card is executed but no instructions are given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, "FOR" the Nominees at the Special Meeting, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting, and at any and all adjournments and postponements thereof.**

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL 1: ELECT THE FOLLOWING PERSONS TO SERVE AS TRUSTEES OF THIRDLINE REAL ESTATE INCOME FUND	**FOR**		**WITHHOLD**
1a. Jill Guess; and	O		O
1b. Paulo Aguilar	O		O

2. TO APPROVE AN INVESTMENT ADVISORY AGREEMENT BETWEEN NORTHMARQ FUND MANAGEMENT, LLC AND THIRDLINE REAL ESTATE INCOME FUND.	**FOR**	**AGAINST**	**ABSTAIN**
	O	O	O

MAIL ID: BAR CODE CUSIP